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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 15, 1999


                              INFOSEEK CORPORATION
                             ----------------------
           (Exact name of the Registrant as specified in its charter)




          Delaware                        000-25071               77-0494507
----------------------------          -----------------      -------------------
(State or other jurisdiction            (Commission          (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)


                            1399 Moffett Park Drive
                         Sunnyvale, California 94089

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 543-6000


                                  Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

       On January 15, 1999, Infoseek Corporation, a Delaware corporation (the "Registrant"), pursuant to that certain Agreement and Plan of Reorganization dated July 24, 1998 by and among Infoseek Corporation, a California corporation and wholly owned subsidiary of the Registrant (which assigned its interest to the Registrant pursuant to an Assignment and Assumption Agreement dated December 4, 1998), Steelhead Acquisition Corp., an Oregon corporation and wholly owned subsidiary of the Registrant ("Merger Sub"), Quando, Inc., an Oregon corporation ("Quando"), David Billstrom and William Neuhauser, and with respect to Article VII only, Stanton R. Koch as Shareholder Representative and U.S. Bank Trust, N.A. as Escrow Agent, as amended by Amendment No. 1 to the Agreement and Plan of Reorganization dated as of December 7, 1998 (as so amended, the "Reorganization Agreement"), acquired Quando through the merger of Merger Sub with and into Quando (the "Merger"), which survived the Merger as a wholly-owned subsidiary of the Registrant.

       Pursuant to the Merger, each outstanding share of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Quando ("Quando Capital Stock") was converted into the right to receive 0.04951, 0.06281 and 0.05675, respectively, of a share of the Registrant's Common Stock and accompanying Preferred Share Purchase Rights ("Rights") pursuant to that certain Preferred Shares Rights Agreement dated as of October 2, 1998 by and between the Registrant and BankBoston N.A., one such right to accompany each share of the Registrant's Common Stock issued in the Merger. As a result, approximately 7,799,993 shares of Quando Capital Stock outstanding immediately prior to the Merger were converted into approximately 396,591 registered shares of the Registrant's Common Stock. In addition, options to acquire approximately 525,521 shares of Quando Common Stock outstanding under Quando's stock option plan were assumed by the Registrant and converted into options to purchase approximately 26,019 shares of the Registrant's Common Stock. An additional Registration Statement on Form S-8 with respect to the shares of the Registrant's Common Stock underlying such options was filed by the Registrant on January 21, 1999.

       The summary of the provisions of the Reorganization Agreement set forth above is qualified by reference to the Reorganization Agreement, which is incorporated herein by reference to Exhibits 2.1 and 2.2 to the Registration Statement on Form S-4 of the Registrant (File No. 333-68561) (the "Form S-4"), declared effective by the Securities and Exchange Commission (the "Commission") on January 13, 1999.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

       (a) FINANCIAL STATEMENTS

       The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

                                      -2-
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       (b) PRO FORMA FINANCIAL INFORMATION

       The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

           (c) EXHIBITS

               2.1 Agreement and Plan of Reorganization, dated as of July 24, 1998, among Infoseek Corporation, a California corporation, Steelhead Acquisition Corp., an Oregon corporation, Quando, Inc., an Oregon corporation, David Billstrom and William Neuhauser, and with respect to
                      Article VII only, Stanton R. Koch and U.S. Bank Trust, N.A. (the "Reorganization Agreement") (1)

               2.2 Amendment No. 1 to the Reorganization Agreement, dated December 7, 1998 (2)

               4.1    Specimen Stock Certificate of the Registrant (3)

               4.2 Preferred Shares Rights Agreement dated October 2, 1998 by and between the Registrant and BankBoston, N.A. (4)

               23.1   Consents of experts (5)

               27.1   Financial Data Schedules (5)

               99.1   Financial Statements (5)

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               (1)    Incorporated by reference to Exhibit 2.1 to the
                      Registrant's Registration Statement on Form S-4 (File No. 333-68561) declared effective January 13, 1999.

               (2) Incorporated by reference to Exhibit 2.2 to the Registrant's Registration Statement on Form S-4 (File No. 333-68561) declared effective January 13, 1999.

               (3) Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-65635) declared effective October 14, 1998.

               (4) Incorporation by reference to the Registrant's Registration Statement on Form 8-A, filed with the Commission on November 17, 1998.

               (5)    To be filed by amendment as applicable.

                                      -3-
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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INFOSEEK CORPORATION


Date: January 29, 1999            By: /s/ Leslie E. Wright
                                      --------------------
                                  Leslie E. Wright
                                  Senior Vice President, Chief Operating Officer
                                  and Chief Financial Officer